UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025 (July 2, 2025)

INDIGO ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42721	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

801 Brickell Avenue, Suite 1900

Miami, FL 33131

(Address of Principal Executive Offices) (Zip Code)

(305) 438-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one right	INACU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	INAC	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	INACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported, on July 2, 2025, Indigo Acquisition Corp (the “Company”), a Cayman Islands exempt company and special purpose acquisition company, consummated its initial public offering (the “IPO”) of 10,000,000 units (“Units”). Each Unit consisted of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one right (“Rights”), each Right entitling its holder to receive one tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placements”) of 350,000 units (“Private Placement Units”), at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,500,000. The Private Placement Units were purchased by the Company’s sponsor, Indigo Sponsor Group, LLC, EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and certain of their designees. The Private Placement Units are identical to the Units sold in the IPO.

On July 11, 2025, the Company consummated the closing of an additional 1,500,000 Units sold pursuant to the underwriters’ over-allotment option, generating gross proceeds of $15,000,000. Simultaneously with the consummation of the closing of the over-allotment option, the Company also consummated the sale of an additional 30,000 Private Placement Units, generating total proceeds of $300,000. The issuance of the additional Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Of the proceeds received from the sale of the Units pursuant to the underwriters’ over-allotment option and the sale of additional Private Placement Units, an aggregate of $115,000,000 (or $10.00 per share sold), was placed in trust.

On July 11, 2025, the Company issued a press release announcing the consummation of the sale of the Units pursuant to the exercise of the underwriters’ over-allotment option. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2025

INDIGO ACQUISITION CORP

By:	/s/ James S. Cassel
Name:	James S. Cassel
Title:	Chief Executive Officer

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